UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2025

SAFETY SHOT, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHOT	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	SHOTW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed on form 8-K filed with the Securities and Exchange Commission on July 31, 2025, Danielle De Rosa resigned as the Chief Financial Officer of Safety Shot, Inc. (the “Company”) effective as of July 25, 2025. In connection such resignation, the Company and Ms. De Rosa entered into a settlement agreement (the “Settlement Agreement”) dated as of July 25, 202, whereby the Company will issue 425,000 shares of the Company’s common stock, accelerate the vesting of Ms. De Rosa’s 200,000 stock options, and pay Ms. De Rosa $300,000. As consideration for the Settlement Agreement, the Company shall release and forever discharge Ms. De Rosa, and Ms. De Rosa shall release and forever discharge the Company, against any and all claims, whether known or unknown, that either party has or may have against the other now or in the future. The Settlement Agreement provided Ms. De Rosa seven (7) days after the date of the Settlement Agreement to revoke the Settlement Agreement.

The foregoing is only a summary of the material terms of the Settlement Agreement and does not purport to be complete. The foregoing summary is qualified in its entirety by reference to the complete text of the Settlement Agreement which is attached hereto as Exhibits 10.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Settlement Agreement with Danielle De Rosa, effective August 2, 2025 *
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2025

SAFETY SHOT, INC.

By:	/s/ Jarrett Boon
Jarrett Boon
Chief Executive Officer